Praxis Genesis Conservative Portfolio Class A Shares (MCONX) Summary Prospectus April 30, 2018

Before you invest, you may want to review the Praxis Genesis Conservative Portfolio’s prospectus, which contains more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 30, 2018, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus and other information about the Fund online at www.praxismutualfunds.com. You can also get this information at no cost by calling 800-977-2947 or by sending an e-mail request to info@everence.com.

Investment Objectives

The Conservative Portfolio seeks current income and, as a secondary objective, capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 57 of the Portfolio’s prospectus.

Shareholder Fees	Class A
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%

Class A
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.05%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.34%
Acquired Fund Fees and Expenses (“AFFE”)[1]	0.53%
Total Annual Portfolio Operating Expenses[2]	1.17%
Fee Waiver and/or Expense Reimbursement	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.14%

1 Includes indirect expenses of securities of other mutual funds held by the Portfolio. AFFE are not reflected in the Financial Highlights or audited financial statements.

2 Everence Capital Management, Inc. (the “Adviser”) has entered into a contractual expense limitation agreement with respect to the Conservative Portfolio until April 30, 2019. Pursuant to this agreement, the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Portfolio Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) to 0.60 percent of the Portfolio’s average daily net assets. The Portfolio has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Portfolio Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) to exceed 0.60 percent or any limit in place at the time of recoupment, whichever is lower, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Portfolio’s operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining periods shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$635	$874	$1,132	$1,868

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Praxis Genesis Conservative Portfolio

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 15.88 percent of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, a fund of funds, seeks to achieve its investment objective by investing primarily in Class I shares of underlying Praxis Funds.

The Portfolio typically invests approximately 60 - 80 percent of its total assets in bond funds and 20 - 40 percent of its total assets in equity funds. In selecting underlying funds, the Adviser analyzes many factors, including the underlying funds’ investment objectives, total return, and volatility. The Portfolio may also invest in other mutual funds or exchange traded funds (“ETFs”) to gain exposure to unique investment characteristics not available in the underlying Praxis Funds and whose screening criteria may differ from the Stewardship Investing screens used by the Praxis Mutual Funds. Investments in these non-Praxis funds and ETFs will not exceed 10 percent of the value of the Portfolio’s total assets. The Portfolio may hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. Government securities, commercial paper, and repurchase agreements.

The above asset allocation ranges are targets. The Adviser has discretion to reallocate the Portfolio’s assets among the allowable investments described above. As a result of market gains or losses, the percentage of the Portfolio’s assets invested in bond funds and equity funds at any given time may be different from the asset allocation target ranges shown above. The Adviser expects to rebalance the Portfolio’s assets annually in accordance with the asset allocation model then in effect, but reserves the right to rebalance more or less frequently as it deems appropriate, depending on market conditions, investment performance, and other factors. The Portfolio seeks to avoid investments that are deemed inconsistent with the Stewardship Investing core values, as discussed below.

Stewardship Investing

The Portfolio also analyzes potential investments for their ability to reflect certain core social values including:

•	Respecting the dignity and value of all people

•	Building a world at peace and free from violence

•	Demonstrating a concern for justice in a global society

•	Exhibiting responsible management practices

•	Supporting and involving communities

•	Practicing environmental stewardship

Principal Investment Risks

Because the value of the Portfolio’s assets will fluctuate with market conditions and interest rates, so will the value of your investment in the Portfolio. You could lose money on your investment in the Portfolio, or the Portfolio could underperform other investments. Some of the Portfolio’s holdings may underperform its other holdings.

The Portfolio is subject to asset allocation risk, which is the possibility that the selection by the Adviser of underlying funds and the allocation of Portfolio assets to those funds will cause the Portfolio to underperform. In addition, the Portfolio is subject to the risks associated with the underlying funds in which it invests. The application of the underlying Funds’ socially responsible investment criteria may affect the underlying Funds’ exposure to certain sectors or types of investments and may impact the Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor with the market. To the extent the Portfolio is invested in equity funds, it is susceptible to risks typically associated with equity investing, including that the stock market may decline in value and individual stocks held by the underlying funds may not perform as expected, and to the extent the Portfolio is invested in bond funds, it is susceptible to risks typically associated with bond investing, including interest rate risk, or the chance that the value of the fixed-income securities the underlying funds hold will decline due to rising interest rates. The value of the Portfolio’s shares could decline significantly and unexpectedly based upon many factors, including national and international political or economic conditions and general market conditions. Events in one market may impact other markets. Future events may impact the Portfolio in unforeseen ways.

PORTFOLIO PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Portfolio. The returns assume reinvestment of all dividends and distributions and would be lower if the Fund’s Class A shares operating expenses had not been limited. The bar chart shows how the performance has varied from year to year since its inception. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected in the bar chart, returns would have been lower. The table shows how the Portfolio’s average annual total returns for different periods compared to those of a broad-based securities market index.

Praxis Genesis Conservative Portfolio

Please note that the Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available at www.praxismutualfunds.com

After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for Class I shares. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and, effective January 1, 2017, consists of the Bloomberg Barclays U.S Aggregate Bond Index (the “Bloomberg Barclays Aggregate Bond Index”) (70 percent), the MSCI ACWI ex USA Index (Net) (7.50 percent), the S&P 500 Index (20 percent) and the S&P® SmallCap 600 Index (2.5 percent).1

Class A — Annual Total Return Chart For the Periods Ended December 31, 2017

Best Quarter	Quarter Ended September 30, 2010	5.27%
Worst Quarter	Quarter Ended September 30, 2011	(3.16)%

Average Annual Total Returns
For the Periods Ended December 31, 2017 (with maximum sales charge)	Class A	1 Year	5 Years	Since Inception (December 31, 2009)
Return Before Taxes		2.67%	3.57%	4.53%
Return After Taxes on Distributions		1.65%	2.58%	3.52%
Return After Taxes on Distributions and Sale of Fund Shares		1.83%	2.43%	3.22%
S&P Target Risk Conservative Index
(reflects no deductions for fees, expenses or taxes)		9.87%	4.85%	5.31%
Composite Benchmark[1]
(reflects no deductions for fees, expenses or taxes)		8.96%	5.56%	6.28%

1 The Conservative Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and effective January 1, 2017, consists of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Aggregate Bond Index”) (70 percent), the MSCI ACWI ex USA Index (Net) (7.5 percent), the S&P 500 Index (20 percent) and the S&P Small Cap 600 Index (2.5 percent). The composite benchmark from April 30, 2013 to December 31, 2016 consisted of the Bloomberg Barclays Aggregate Bond Index (70 percent), the MSCI ACWI ex USA Index (Net) (7.5 percent), the S&P 500 Index (20 percent) and the Russell 2000 Index (2.5 percent). The composite benchmark prior to April 30, 2013 consisted of the Bloomberg Barclays Aggregate Bond Index (70 percent), the MSCI EAFE Index (7.5 percent), the Russell 1000 Index (20 percent) and the Russell 2000 Index (2.5 percent).

PORTFOLIO MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. serves as the investment adviser to the Portfolio.

Portfolio Manager

Benjamin Bailey, CFA®, has served as a portfolio manager of the Portfolio since June 17, 2013.

Dale Snyder will begin serving as a portfolio manager of the Portfolio on May 1, 2018.

Praxis Genesis Conservative Portfolio

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Portfolio, either through a financial professional or directly from the Portfolio, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$1,000	$50
Retirement	$1,000	$50

The initial investment minimum requirements will be waived:

1) If you establish an automatic investment plan equal to the subsequent investment minimum;

2) If you are contributing to 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual fee of $25 will be assessed in July to each of your Praxis Genesis Portfolio accounts that fall below $1,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 54 of the Fund’s prospectus for more information.

Other Important Information Regarding Portfolio Shares

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please refer to the section titled “Investing in the Funds” on page 33 of the Fund’s prospectus.

INVESTING IN THE FUNDS

PURCHASE AND SALE OF FUND SHARES

Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even if the investors are citizens or lawful permanent residents of the United States. Any non-U.S. shareholders generally would be subject to U.S. tax withholding on distributions by the Funds. This prospectus does not address in detail the tax consequences affecting any shareholder who is a nonresident alien individual or a non-U.S. trust or estate, corporation or partnership. Investment in the Funds by non-U.S. investors may be permitted on a case-by-case basis, at the sole discretion of the Funds.

Purchasing Fund Shares. You generally may buy and sell shares on any day the New York Stock Exchange (“NYSE”) is open (a “Business Day”).

Selling Fund Shares. In general, you may redeem shares on any Business Day:

•	Through your financial intermediary;

•	By writing to Praxis Mutual Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701;

•	Via overnight service Praxis Mutual Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202;

•	Via wire transfer, if you have elected that option on your application, by calling (800) 977-2947; or

•	Via the Systematic Withdrawal Plan, if you have elected this option.

TAX INFORMATION

The Funds intend to make distributions that may be taxed as either ordinary income or capital gains except when you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawals made from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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